   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 5, 1997

                                                      REGISTRATION NO. 333-34043
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2

                                       TO

                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                            UROHEALTH SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
              DELAWARE                           3841, 3842                          98-1022944
    (STATE OR OTHER JURISDICTION        (PRIMARY STANDARD INDUSTRIAL    (I.R.S. EMPLOYER IDENTIFICATION NO.)
 OF INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)
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                            ------------------------

                            5 CIVIC PLAZA, SUITE 100
                        NEWPORT BEACH, CALIFORNIA 92660
                                 (714) 668-5858
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                               CHARLES A. LAVERTY
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            UROHEALTH SYSTEMS, INC.
                            5 CIVIC PLAZA, SUITE 100
                        NEWPORT BEACH, CALIFORNIA 92660
                                 (714) 668-5858
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

                          ROBERT M. MATTSON, JR. ESQ.
                            MORRISON & FORESTER LLP
                           19900 MACARTHUR BOULEVARD
                            IRVINE, CALIFORNIA 92612
                                 (714) 251-7500

                            ------------------------

   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
                                    PUBLIC.
As soon as practicable after the effective date of this Registration Statement.

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: [ ]

                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
================================================================================

                                 EXHIBIT INDEX

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EXHIBIT NO.                                   DESCRIPTION                                 NUMBER
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    2.1         Agreement and Plan of Merger, dated April 19, 1997, among the Company,
                Urohealth Acquisition Corporation and Imagyn Medical, Inc. Incorporated
                by reference to Exhibit 2.1 of the Company's Annual Report on Form 10-K
                for the year ended March 31, 1997 (the "1997 Form 10-K")................
    2.2         Agreement and Plan of Merger, dated March 11, 1997 among Urohealth
                Systems, Inc., Urohealth, Inc. (California) and Microsurge, Inc.
                Incorporated by reference to Exhibit 2.0 of the Company's Current Report on Form 8-K dated April 14, 1997........................................
    2.3         Agreement and Plan of Merger, dated February 28, 1997, among Urohealth
                Systems, Inc., Urohealth, Inc. (California) and X-Cardia Corporation.
                Incorporated by reference to Exhibit 2 of the Company's Current Report on Form 8-K dated March 14, 1997........................................
    2.4         Agreement and Plan of Merger, dated July 5, 1996, among Urohealth
                Systems, Inc., Urohealth, Inc. (California) and Richard-Allan Medical
                Industries, Inc. Incorporated by reference to Exhibit 2.3 of the
                Company's Current Report on Form 8-K dated July 1, 1996.................
    3.1         Certificate of Incorporation of the Company, as amended. Incorporated by reference to Exhibit 3.1 of the Company's Form S-3 Registration
                Statement No. 333-12723 ("Form S-3 Registration Statement No.
                333-12723").............................................................
    3.2         Bylaws of the Company. Incorporated by reference to Exhibit 3.2 of the
                Company's Annual Report on Form 10-K for the year ended June 30, 1995
                (the "1995 Form 10-K")..................................................
    4.1         Rights Agreement. Incorporated by reference to Exhibit 4.1 to the
                Company's Current Report on Form 8-K dated May 20, 1993 (the "May 20,
                1993 Form 8-K").........................................................
    4.2         Form of Rights Certificate. Incorporated by reference to Exhibit 4.2 to the May 20, 1993 Form 8-K...............................................
    4.3         Form of Certificate for Common Stock of the Company. Incorporated by
                reference to Exhibit 4.1 of the Company's Annual Report on Form 10-K for
                the transition period ended March 31, 1996 (the "1996 Form 10-K").......
    4.4         Indenture, dated April 10, 1997, among Urohealth Systems, Inc., the
                Guarantors named therein and The Bank of New York, as trustee.
                Incorporated by reference to Exhibit 4.1 of the Company's Current Report on Form 8-K, dated April 28, 1997 (the "April 28, 1997 Form 8-K").......
    4.5         Registration Rights Agreement, dated April 10, 1997, among Urohealth
                Systems, Inc., the Guarantors named therein and the Initial Purchaser.
                Incorporated by reference to Exhibit 4.3 of the April 28, 1997 Form
                8-K.....................................................................
    4.6         Warrant Agreement, dated April 10, 1997, between Urohealth Systems, Inc.
                and The Bank of New York, as warrant agent. Incorporated by reference to
                Exhibit 4.4 of the Company's April 28, 1997 Form 8-K....................
    4.7         Warrant Registration Rights Agreement, dated April 10, 1997, between
                Urohealth Systems, Inc. and Bear Stearns & Co., as initial purchaser.
                Incorporated by reference to Exhibit 4.5 to the Company's April 28, 1997
                Form 8-K................................................................
    4.8         Indenture, dated May 13, 1996, between Urohealth Systems, Inc. and
                Bankers Trust Company, as trustee. Incorporated by reference to Exhibit
                10.55 of the Company's 1996 Form 10-K...................................
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EXHIBIT NO.                                   DESCRIPTION                                 NUMBER
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    4.9         Debenture Registration Rights Agreement, dated May 13, 1996, between
                Urohealth Systems, Inc. and the Investors identified therein.
                Incorporated by reference to Exhibit 10.56 of the Company's 1996 Form
                10-K....................................................................
    4.10        Warrant Agreement, dated May 13, 1996, between Urohealth Systems, Inc.
                and Bankers Trust Company, as warrant agent. Incorporated by reference to Exhibit 10.57 of the Company's 1996 Form 10-K........................
    5.1         Opinion of Morrison & Foerster regarding issuance of the shares in the
                Merger**................................................................
    8.1         Tax opinion of Morrison & Foerster regarding the Merger**...............
    8.2         Tax opinion of Wilson Sonsini Goodrich & Rosati regarding the
                Merger**................................................................
   10.1         Amended and Restated Credit Agreement, dated April 10, 1997, between
                Urohealth Systems, Inc. and Banque Indosuez, as agent for the banks named therein. Incorporated by reference to Exhibit 10.1 of the
                Company's April 28, 1997 Form 8-K.......................................
   10.2         Purchase Agreement, dated April 3, 1997, between Urohealth Systems, Inc.
                and Bear, Stearns & Co., as initial purchaser of the Company's 12 1/2%
                Senior Subordinated Notes due 2004. Incorporated by reference to Exhibit
                4.2 of the Company's April 28, 1997 Form 8-K............................
   10.3         Securities Purchase Agreement, dated May 3, 1996, among Urohealth
                Systems, Inc. and the Investors identified therein, relating to the sale of the Company's 8.75% Convertible Subordinated Debentures due 2006.
                Incorporated by reference to Exhibit 10.52 of the Company's 1996 Form
                10-K....................................................................
   10.4         Registration Rights Agreement, dated May 13, 1996, among Urohealth
                Systems, Inc. and the stockholders identified therein. Incorporated by reference to Exhibit 10.53 of the Company's 1996 Form 10-K..............
   10.5         Conversion Agreement, dated May 10, 1996, between Urohealth Systems,
                Inc. and FoxMeyer Corporation. Incorporated by reference to Exhibit
                10.49 of the Company's 1996 Form 10-K...................................
   10.6         Warrant to Purchase Common Stock of Urohealth Systems, Inc. issued to
                FoxMeyer Corporation entitling the holder to purchase 800,000 shares of
                Common Stock of the Company at $6.875 per share. Incorporated by reference to Exhibit 10.50 of the Company's 1996 Form 10-K..............
   10.7         Warrant to Purchase Common Stock of Urohealth Systems, Inc. issued to
                FoxMeyer Corporation entitling the holder to purchase 250,000 shares of
                Common Stock of the Company at $10.00 per share. Incorporated by reference to Exhibit 10.51 of the Company's 1996 Form 10-K..............
   10.8         Warrant issued to Banque Indosuez, New York Branch, on November 12,
                1995, to purchase 366,667 shares of Common Stock of the Company at an exercise price of $9.15 per share, subject to adjustment, expiring
                November 22, 2000. Incorporated by reference to Exhibit 10.16 of the
                Company's Quarterly Report on Form 10-Q for the period ended December
                31, 1995................................................................
   10.9         Warrant issued to Silicon Valley Bank on October 19, 1995 to purchase
                50,000 shares of Common Stock of the Company at an exercise price of
                $10.50 per share. Incorporated by reference to Exhibit 10.29 of the
                Company's Registration Statement on Form S-4 (No. 33-99976).............
   10.10        Warrant issued to Silicon Valley Bank on April 25, 1995 to purchase
                16,667 shares of Common Stock of the Company at an exercise price of
                $6.00 per share. Incorporated by reference to Exhibit 10.7 of the
                Company's Quarterly Report on Form 10-Q for the period ended March 31,
                1995....................................................................
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EXHIBIT NO.                                   DESCRIPTION                                 NUMBER
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
   10.11        Registration Rights Agreement, dated October 19, 1995, between Urohealth
                Systems, Inc. and Silicon Valley Bank. Incorporated by reference to
                Exhibit 10.30 of the Company's Registration Statement on Form S-4 (No.
                33-99976)...............................................................
   10.12        Antidilution Agreement, dated October 19, 1995, between Urohealth
                Systems, Inc. and Silicon Valley Bank. Incorporated by reference to
                Exhibit 10.31 of the Company's Registration Statement on Form S-4 (No.
                33-99976)...............................................................
   10.13        Promissory Note, dated November 27, 1996, from Charles A. Laverty in favor of Urohealth Systems, Inc. Incorporated by reference to Exhibit
                10.13 of the Company's 1997 Form 10-K...................................
   10.14        Commercial Lease, dated February 1, 1995, between Urohealth Systems,
                Inc. and Osbon Partnership relating to urology division operations in
                Augusta, Georgia. Incorporated by reference to Exhibit 10.12 of the
                Company's Quarterly Report on Form 10-Q for the period ended December
                31, 1995................................................................
   10.15        Office Space Lease, dated January 27, 1996, between Urohealth Systems,
                Inc. and The Irvine Company with respect to the corporate offices of the
                Company in Newport Beach, California. Incorporated by reference to
                Exhibit 10.58 of the Company's 1996 Form 10-K...........................
   10.16        First Amendment to Lease, dated April 25, 1997, between Urohealth
                Systems, Inc. and The Irvine Company. Incorporated by reference to
                Exhibit 10.16 of the Company's 1997 Form 10-K...........................
   10.17        Standard Industrial/Commercial Single Tenant Lease, dated December 6,
                1993 between a wholly-owned subsidiary of the Company and
                Redhill-Fischer Business Park relating to Costa Mesa manufacturing facility. Incorporated by reference to Exhibit 19 of the Company's
                Quarterly Report on Form 10-Q for the period ended December 31, 1993....
   10.18        Urohealth 1994 Stock Incentive Plan, as amended through August 9, 1996.*
                Incorporated by reference to Exhibit 10.18 of the Company's 1997 Form
                10-K....................................................................
   10.19        1996 Directors' Stock Incentive Plan.* Incorporated by reference to
                Exhibit 10.19 of the Company's 1997 Form 10-K...........................
   10.20        Non-Employee Directors Stock Option Plan, as amended on December 29,
                1995.* Incorporated by reference to Exhibit 10.2 of the Company's
                Quarterly Report on Form 10-Q for the period ended December 31, 1995....
   10.21        1992 Employee Stock Option Plan. * Incorporated by reference to Exhibit
                4 of the Company's Registration Statement on Form S-8 (No. 33-59916)....
   10.22        1992 Stock Plan of Advanced Surgical, Inc.* Incorporated by reference to
                Exhibit 10.3 of the Company's Quarterly Report on Form 10-Q for the
                period ended December 31, 1995..........................................
   10.23        Amended and Restated Employment Agreement, dated April 1, 1996, between
                Urohealth Systems, Inc. and Charles A. Laverty.* Incorporated by
                reference to Exhibit 10.7 of the Company's 1996 Form 10-K...............
   10.24        Employment Agreement, dated November 30, 1995, between Urohealth
                Systems, Inc. and M. Cassandra Hoag.* Incorporated by reference to
                Exhibit 10.8 of the Company's 1996 Form 10-K............................
   10.25        Employment Agreement, effective as of November 30, 1995, between
                Urohealth Systems, Inc. and Bruce A. Hazuka.* Incorporated by reference to Exhibit 10.9 of the Company's Quarterly Report on Form 10-Q for the
                period ended December 31, 1995..........................................
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EXHIBIT NO.                                   DESCRIPTION                                 NUMBER
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
   10.26        Employment Agreement, effective as of November 30, 1995, between
                Urohealth Systems, Inc. and Kevin M. Higgins.* Incorporated by reference to Exhibit 10.10 of the Company's Quarterly Report on Form 10-Q for the
                period ended December 31, 1995..........................................
   10.27        Employment Agreement, dated August 14, 1996, between Urohealth Systems,
                Inc. and Richard Kindberg.* Incorporated by reference to Exhibit 10.28 of the Company's 1997 Form 10-K.........................................
   10.28        Employment Agreement, dated January 2, 1996, between Urohealth Systems,
                Inc. and Michael Schuler.* Incorporated by reference to Exhibit 10.29 of the Company's 1997 Form 10-K............................................
   10.29        Employment Agreement, dated September 29, 1995, between Urohealth
                Systems, Inc. and Paul E. Petersen, Jr.* Incorporated by reference to
                Exhibit 10.30 of the Company's 1997 Form 10-K...........................
   10.30        Employment Agreement, dated August 14, 1996, between Urohealth Systems,
                Inc. and Richard Newhauser. Incorporated by reference to Exhibit 10.31 of the Company's 1997 Form 10-K.........................................
   10.31        Consulting Agreement, dated August 14, 1996, between Urohealth Systems,
                Inc. and Richard Newhauser. Incorporated by reference to Exhibit 10.32 of the Company's 1997 Form 10-K.........................................
   10.32        Purchase Money Secured Promissory Note, dated August 15, 1996, of
                Urohealth Systems, Inc., as amended, in favor of Newhauser Associates.
                Incorporated by reference to Exhibit 10.33 of the Company's 1997 Form
                10-K....................................................................
   10.33        Promissory Note, dated April 2, 1997, between Charles A. Laverty and
                Urohealth Systems, Inc. Incorporated by reference to Exhibit 10.35 of the Company's 1997 Form 10-K............................................
   21.1         Subsidiaries. Incorporated by reference to Exhibit 21.1 of the Company's
                1997 Form 10-K..........................................................
   23.1         Consent of Ernst & Young LLP**..........................................
   23.2         Consent of Ernst & Young LLP**..........................................
   23.3         Consent of Ernst & Young LLP**..........................................
   23.4         Consent of Coopers & Lybrand L.L.P.** ..................................
   23.5         Consent of KPMG Peat Marwick LLP**......................................
   23.6         Consent of Coopers & Lybrand L.L.P. ....................................
   23.7         Consent of Morrison & Foerster LLP re: legal matters (included in
                Exhibit 5.1)**..........................................................
   23.8         Consent of Morrison & Foerster LLP re: tax matters (included in Exhibit
                8.1)**..................................................................
   23.9         Consent of Wilson Sonsini Goodrich & Rosati LLP (included in Exhibit
                8.2)**..................................................................
   24.1         Power of Attorney (included on page II-6)**.............................
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- ---------------

 * Management or compensatory plan

** Previously filed.